SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                            LEESPORT FINANCIAL CORP.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                            Notice of Annual Meeting
                                       and
                                 Proxy Statement

                                     [Logo]
                            Leesport Financial Corp.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD

                                 APRIL 22, 2003

                                ----------------

TO THE SHAREHOLDERS OF LEESPORT FINANCIAL CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Leesport Financial Corp. will be held at 11:00 A.M. (Eastern Time) on Tuesday, April 22, 2003, at the Inn At Reading, 1040 Park Road, Wyomissing, Pennsylvania 19610, for the following purposes:

1. To elect four Class III Directors, each for a three-year term. The nominees of the Board of Directors for election as Class III Directors are James H. Burton, Andrew J. Kuzneski, Jr., Frank C. Milewski, and Harry J. O'Neill III.

2. To act on a proposal to amend Leesport's articles of incorporation to increase the authorized capital stock from 10,000,000 to 20,000,000 shares of common stock.

3. To act on a proposal to amend the Leesport Financial Corp. 1998 Employee Stock Incentive Plan to increase the number of shares of common stock that may be issued under the Plan from 210,000 to 410,000.

4. To act on a proposal to amend the Leesport Financial Corp. 1998 Independent Directors Stock Option Plan to increase the number of shares of common stock that may be issued under the Plan from 52,500 to 102,500.

5. To ratify the appointment of Beard Miller Company LLP, as Leesport's independent auditors for the year 2003.

6. To transact any such other business as may properly be presented at the meeting or any adjournment or postponement of the meeting.

In accordance with the bylaws of Leesport and action of the Board of Directors, only those shareholders of record at the close of business on Monday, March 10, 2003, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is important regardless of the number of shares that you own. Please sign, date, and return the enclosed proxy card in the envelope provided. Giving your proxy does not affect your right to vote in person if you attend the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ Raymond H. Melcher, Jr.
                                        ---------------------------

                                        RAYMOND H. MELCHER, JR.
                                        Chairman, President and
                                        Chief Executive Officer
March 21, 2003
Wyomissing, Pennsylvania

                          ----------------------------

                          P R O X Y  S T A T E M E N T

                          ----------------------------

                     Dated and to be mailed March 21, 2003

                            LEESPORT FINANCIAL CORP.
                             1240 BROADCASTING ROAD
                         WYOMISSING, PENNSYLVANIA 19610
                                 (610) 208-0966

                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 22, 2003

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ...........................................................     2

MATTER NO. 1 -- Election of Class III Directors .................................     5

BENEFICIAL OWNERSHIP BY EXECUTIVE OFFICERS AND DIRECTORS ........................     6

DIRECTOR INFORMATION ............................................................     7

BOARD OF DIRECTORS AND COMMITTEE MEETINGS .......................................     8

DIRECTOR COMPENSATION ...........................................................     9

REPORT OF THE AUDIT COMMITTEE ...................................................    10

REPORT OF THE COMPENSATION COMMITTEE ............................................    11

EXECUTIVE COMPENSATION ..........................................................    12

EXECUTIVE OFFICER AGREEMENTS ....................................................    14

PERFORMANCE GRAPH ...............................................................    16

SECTION 16(a) REPORTING COMPLIANCE ..............................................    17

MATTER NO. 2 -- Amendment of Leesport's Articles of Incorporation ...............    17

MATTER NO. 3 -- Amendment of Leesport's 1998 Employee Stock Incentive Plan ......    18

MATTER NO. 4 -- Amendment of the Company's 1998 Independent Director Stock
 Option Plan ....................................................................    21

MATTER NO. 5 -- Ratification of the Appointment of the Independent Auditors .....    23

ADDITIONAL INFORMATION ..........................................................    23

Although we recommend that you read carefully the full text of the enclosed Proxy Statement, we have prepared the following "Questions and Answers" to assist you in understanding the voting procedures and information on each Proposal.


                              QUESTIONS AND ANSWERS

Q:   What am I voting on?

A:   o Election of four Class III Directors to a three-year term. The nominees of the Board of Directors are:

     o    James H. Burton

     o    Andrew J. Kuzneski, Jr.

     o    Frank C. Milewski

     o    Harry J. O'Neill

   o To act on a proposal to amend Leesport's articles of incorporation to increase the authorized capital stock from 10,000,000 to 20,000,000 shares of common stock.

   o To act on a proposal to amend the Leesport Financial Corp. 1998 Employee Stock Incentive Plan to increase the number of shares of common stock that may be issued under the Plan from 210,000 to 410,000.

   o To act on a proposal to amend the Leesport Financial Corp. 1998 Independent Directors Stock Option Plan to increase the number of shares of common stock that may be issued under the Plan from 52,500 to 102,500.

   o To ratify the appointment of Beard Miller Company LLP, as Leesport's independent auditors for the year ending December 31, 2003.

Q:   How does the Board of Directors recommend that I vote my shares?

A:   The Board of Directors recommends that you vote your shares as follows:

     o "FOR" the nominees of the Board of Directors for election as Class III directors (see Matter No. 1);

     o "FOR" approval of the amendment of Leesport's articles of incorporation to increase the number of authorized shares of common stock from 10,000,000 to 20,000,000 (see Matter No. 2);


     o "FOR" approval of the amendment of Leesport's 1998 Employee Stock Incentive Plan to increase the number of shares of common stock that may be issued under the Plan from 210,000 to 410,000 (see Matter No.
          3);

     o "FOR" approval of the amendment of Leesport's 1998 Independent Director Stock Option Plan to increase the number of shares that may be issued under the Plan from 52,500 to 102,500 (see Matter No. 4);


     o "FOR" ratification of the appointment of Beard Miller Company LLP as Leesport's independent auditors for the year ending December 31, 2003 (see Matter No. 5).

Q:   Who is entitled to vote?

A: Shareholders of record as of the close of business on Monday, March 10, 2003.

Q:   How many votes do I have?

A:   Each share of common stock is entitled to one vote.

Q:   How do I vote?

A: You may vote by completing and returning the enclosed proxy card or by voting in person at the meeting. In addition, you may be able to vote via the Internet, as described below.

     Voting by Proxy. You may vote by completing and returning the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted in favor of that proposal.

          ON YOUR PROXY CARD:

               o    Mark your selections;

               o    Date and sign your name exactly as it appears on your card;
                    and

               o Mail to American Stock Transfer and Trust Company, Shareholder Services, in the enclosed return envelope.

     Voting by Internet. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

     Voting in person. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot which will be available at the meeting.

     Should you have any questions on the procedure for voting your shares, please contact American Stock Transfer and Trust Company, Shareholder Services, at 800-937-5449.

Q: Can I revoke my proxy and change my vote after I have returned my proxy card?

A:   You may revoke your proxy at any time before it is exercised by either:

     o submitting to the Secretary a written notice of revocation or a subsequently executed proxy card; or

     o    attending the meeting and voting in person.

Q:   What does it mean if I get more than one proxy card?

A: Your shares are probably registered differently or are in more than one account. Sign and return all proxy cards to ensure that all shares are voted. If you would like to inquire about having all of your accounts registered in the same name and address, please contact American Stock Transfer and Trust Company, Shareholder Services, at 800-937-5549.

Q:   What constitutes a quorum for the annual meeting?


A: As of March 10, 2003, 3,250,272 shares of Leesport Financial Corp. common stock were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. If you vote by proxy, your shares will be included for determining the presence of a quorum. Both abstentions and "broker non-votes" are also included for purposes of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote such shares.

Q: Assuming the presence of a quorum, what is the vote required to approve the matters to be considered at the meeting?


A: The nominees for election as Class III directors who receive the highest number of votes cast, in person or by proxy, at the meeting will be elected as Class III directors. Shareholders cannot cumulate votes for the election of directors. The affirmative vote of a majority of all votes cast, in person and by proxy, at the meeting is required to approve the other matters to be considered at the meeting. Under Pennsylvania law, abstentions and broker non-votes will not affect the outcome of any of the matters being voted on at the meeting.

Q:   Who will count the vote?

A: A representative of American Stock Transfer and Trust Company, Leesport's transfer agent, will tabulate the votes and act as the inspector of election.

Q:   Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner designed to protect your voting privacy. Your vote will not be disclosed either within Leesport or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management.

Q:   Who will bear the cost of soliciting votes for the annual meeting?

A: Leesport will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by the Company's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. Leesport has retained the services of American Stock Transfer and Trust Company to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries and to tabulate votes at the meeting. Leesport estimates that it will pay a fee of $7,000 for these services. In addition, Leesport may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:   What happens if additional proposals are presented at the annual meeting?

A: Other than the five proposals described in this proxy statement, Leesport does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the person named as proxy holder, Jenette Eck, Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

Q: May I propose actions for consideration at next year's annual meeting of shareholders or nominate individuals to serve a directors?

A: You may submit proposals for consideration at future annual shareholder meetings, including director nominations.

     Shareholder Proposals: A shareholder who desires to submit a proposal to be considered for inclusion in Leesport's proxy statement for the annual meeting to be held in 2004 in accordance with the rules of the Securities and Exchange Commission, must submit the proposal to Leesport at its principal executive offices, 1240 Broadcasting Road, Wyomissing, Pennsylvania 19610-0219, on or before November 22, 2003.

     A shareholder proposal submitted after November 22, 2003, or which does not otherwise meet the requirements of the Securities and Exchange Commission will not be included in Leesport's

     Proxy Statement for the annual meeting to be held in 2004, but may nevertheless be presented at the annual meeting. To present a proposal at the annual meeting in 2004, a shareholder must submit a notice at Leesport's principal executive offices no earlier than January 22, 2004, and no later than February 22, 2004 containing the information specified in Leesport's bylaws. If the annual meeting in 2004 is not held within 30 days prior to or after April 22 (the date of the annual meeting in 2003), the notice must be delivered to or mailed and received at the principal executive offices within five days of mailing the notice of meeting or public disclosure of the meeting date.


     If the shareholder intending to present such a proposal has not provided Leesport written notice of the matter on or after January 22, 2004 and on or before February 22, 2004, as required by Leesport's bylaws, the chairman of the meeting may declare the proposal out of order and, in any event, proxy holders of the Board of Directors would have discretionary authority to vote on such proposal at the meeting.


     Director Nominations: Leesport's bylaws permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations for director made by shareholders, other than those made by management, must be made by notice in writing to the President no less than 60 days and no more than 90 days before the anniversary date of the immediately preceding annual meeting provided the meeting is held within 30 days of the date of the preceding year's annual meeting. The notification must contain the information specified in Leesport's bylaws. The presiding officer of the meeting may, in such officer's sole discretion, refuse to acknowledge the nomination of any person which the presiding officer determines is not made in compliance with the foregoing procedure. As of the date of this proxy statement, Leesport has not received a notice of nomination for election as a director from any shareholder.

     Copy of Bylaw Provisions: You may contact Leesport's Corporate Secretary at Leesport's corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

                                  Matter No. 1

                              ELECTION OF DIRECTORS

General

Leesport's bylaws provide that its business shall be managed by a Board of Directors of not less than five and not more than twenty-five persons. The Board of Directors of the Company, as provided in the bylaws, is divided into three classes: Class I, Class II and Class III, with each class being as nearly equal in number as possible.

As of March 10, 2003, the Board of Directors consisted of thirteen members with four members in Class I, four members in Class II and five members in Class III.

Under the bylaws, a vacancy on the Board of Directors is filled by the remaining members of the Board. If the vacancy results from the death, resignation or removal of a director, the director elected to fill the vacancy will become a member of the class in which the vacancy occurred. By comparison, persons elected by the Board of Directors in connection with an increase in the size of the Board are designated by the Board of Directors as belonging to either Class I, Class II, or Class III. In either case, the bylaws further provide that each director so elected remains a member of the Board of Directors until his or her successor is elected by shareholders at the next meeting of shareholders at which directors of the same class are elected.

The term of office for each director in Class III expires on the date of the annual meeting of shareholders on April 22, 2003. Accordingly, four Class III directors have been nominated for election at the Meeting to serve for three-year terms expiring on the date of the annual meeting of shareholders in 2006.

The nominees for election as Class III directors receiving the highest number of votes at the Meeting will be elected to serve as directors.

Any shareholder who wishes to withhold authority to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. Management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.


The Board of Directors recommends shareholders vote "FOR" the election of these Class III Directors.


            BENEFICIAL OWNERSHIP BY EXECUTIVE OFFICERS AND DIRECTORS

The following table shows the beneficial ownership of Leesport's common stock as of January 31, 2003, by each director and executive officer, and the directors and officers as a group.

                      DIRECTOR AND OFFICER STOCK OWNERSHIP


                                                                      Percent of
                                           Amount and Nature of      Total Shares
Name                                     Beneficial Ownership(1)     Outstanding
----                                    -------------------------   -------------
James H. Burton .....................              4,813 (2)                *
John T. Connelly ....................              9,866 (3)                *
Charles J. Hopkins ..................             82,121                  2.5%
Keith W. Johnson ....................             29,876 (4)                *
William J. Keller ...................             13,293 (5)                *
Andrew J. Kuzneski, Jr. .............            110,054 (6)              3.4%
Raymond H. Melcher, Jr. .............             42,574 (7)              1.3%
Frank C. Milewski ...................             18,937 (8)                *
Roland C. Moyer, Jr. ................             43,486                  1.3%
Harry J. O'Neill, III ...............              9,401 (9)                *
Karen A. Rightmire ..................              7,477                    *
Michael L. Shor .....................                380                    *
Alfred J. Weber .....................              8,604                    *
Edward C. Barrett ...................             10,527                    *
Stephen A. Murray ...................              1,281                    *
Jenette L. Eck ......................              2,015 (10)               *
All directors and officers as a group
 (16 persons) .......................            394,705                   12%


*    Less than 1% of the outstanding shares of common stock

(1) The amounts include the following shares of common stock that the individual has the right to acquire by exercising outstanding stock options as of January 31, 2003:

  J.H. Burton .......................   3,000    R.C. Moyer, Jr. ...........  3,000
  J.T. Connelly .....................   2,000    H.J. O'Neill III ..........  4,050
  C.J. Hopkins ......................  26,903    K.A. Rightmire ............  4,050
  K.W. Johnson ......................   3,105    A.J. Weber ................  4,050
  W.J. Keller .......................   4,050    E.C. Barrett ..............  4,050
  A.J. Kuzneski, Jr. ................   3,000    S.A. Murray ...............    500
  R.H. Melcher, Jr. .................   7,910    J.L. Eck ..................  1,387
  F.C. Milewski .....................   3,000
  All directors and officers
   as a group .......................  74,055

(2)  Shares held jointly with his spouse

(3)  Includes 6,613 shares owned by his spouse.

(4) Includes 7,191 shares owned by his spouse, 350 shares owned jointly with spouse, and 2,497 stock options owned by spouse.

(5)  Includes 7,333 shares owned jointly with his spouse.

(6) Includes 2,000 shares owned by his spouse, and 100,000 shares owned by Berkshire Securities Corp.

(7) Includes 6,296 shares owned jointly with his spouse, 1,892 shares owned by his spouse, and 200 shares owned by his son.

(8)  Includes 14,590 shares held jointly with his spouse.

(9)  Includes 2,625 shares owned by his spouse.

(10) Includes 25 shares held jointly with her spouse.

                              DIRECTOR INFORMATION

Nominees for Class III Director to serve for a three-year term, expiring in 2006:

JAMES H. BURTON, age 46, is a self-employed consultant specializing in business turnarounds, start-ups, and strategic planning. Mr. Burton has been a director since 2000 and is a member of the Audit Committee and the Governance Committee.

ANDREW J. KUZNESKI, JR., age 62, is President of A.J. Kuzneski, Jr., Inc., an insurance agency. Mr. Kuzneski has been a director since 1999 and is a member of the Audit Committee, Executive Committee, and the Governance Committee.


FRANK C. MILEWSKI, age 52, is President and Chief Executive Officer of The ReDCo Group, a company specializing in human resources management. Mr. Milewski has been a director since 2002 and is a member of the Audit Committee. Mr. Milewski was appointed to fill the vacancy on the Board created by the resignation of Mr. Edward C. Barrett in July 2002.


HARRY J. O'NEILL, III, age 53, is President of O'Neill Financial Group, Inc., a personal holding company. Mr. O'Neill has been a director since 1984 and is a member of the Audit Committee.

Incumbent Directors to Continue in Office:

Terms to Expire in 2004:

JOHN T. CONNELLY, age 67, is the retired Chairman, President and Chief Executive Officer of Leesport Financial Corp., and retired Chairman, President and Chief Executive Officer of Leesport Bank. Mr. Connelly has been a director since 1976 and serves on the Executive Committee, Governance Committee, and Human Resources Committee.

KAREN A. RIGHTMIRE, age 55, is President of the United Way of Berks County. Ms. Rightmire has been a director since 1994 and serves on the Executive Committee, Governance Committee, and Human Resources Committee.


MICHAEL L. SHOR, age 43, is Senior Vice President of Carpenter Technology Corporation, Special Alloys Division. Mr. Shor has been a director since 2002. Mr. Shor was appointed to fill the vacancy on the Board created by the resignation of Mr. Anthony R. Cali in January 2002.

ALFRED J. WEBER, age 50, is President of Tweed-Weber, Inc., a management consulting firm. Mr. Weber has been a director since 1995 and serves on the Executive Committee, the Governance Committee, and the Human Resources Committee. Mr. Weber also serves as Lead Director.

Terms to Expire In 2005:

CHARLES J. HOPKINS, age 52, is President and Chief Executive Officer of Essick & Barr, LLC., a full service insurance agency, a wholly-owned subsidiary of Leesport Financial Corp. Mr. Hopkins has been a director since 1999 and serves on the Executive Committee.

WILLIAM J. KELLER, age 69, is Owner of William J. Keller Manufactured Housing Communities and Sales. Mr. Keller has been a director since 1986 and serves on the Audit Committee.

RAYMOND H. MELCHER, JR., age 51, is Chairman, President and Chief Executive Officer of Leesport Financial Corp. and Leesport Bank; Chairman of Essick & Barr, LLC., Leesport Investment Group, Inc., and Leesport Wealth Management, Inc. Mr. Melcher has been a director since 1998 and serves on the Executive Committee and Asset-Liability Committee. Prior to 1998, Mr. Melcher was President and Chief Executive Officer of Security National Bank, Pottstown, Pennsylvania.

ROLAND C. MOYER, JR., age 58, is a self-employed tax accountant. Mr. Moyer has been a director since 1999 and serves on the Human Resources Committee.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

--------------------------------------------------------------------------------------------------------
                            Corporate                 Asset-                                     Human
      Board Member            Board       Audit     Liability     Executive     Governance     Resources
--------------------------------------------------------------------------------------------------------
 J.H. Burton                X             X                       X             X
--------------------------------------------------------------------------------------------------------
 J.T. Connelly              X                                     X             X              X
--------------------------------------------------------------------------------------------------------
 C.J. Hopkins               X                                     X
--------------------------------------------------------------------------------------------------------
 W.J. Keller                X             X
--------------------------------------------------------------------------------------------------------
 A.J. Kuzneski, Jr.         X             X                       X             X
--------------------------------------------------------------------------------------------------------
 R.H. Melcher, Jr.          X                       X             X
--------------------------------------------------------------------------------------------------------
 F.C. Milewski              X             X         X
--------------------------------------------------------------------------------------------------------
 R.C. Moyer, Jr.            X                                                                  X
--------------------------------------------------------------------------------------------------------
 H.J. O'Neill III           X             X
--------------------------------------------------------------------------------------------------------
 K.A. Rightmire             X                                     X             X              X
--------------------------------------------------------------------------------------------------------
 M.L. Shor                  X
--------------------------------------------------------------------------------------------------------
 A.J. Weber                 X                                     X             X              X
--------------------------------------------------------------------------------------------------------
 Meetings held in 2002     11            8         4             4             4              4
--------------------------------------------------------------------------------------------------------

o    Audit Committee

     The Audit Committee operates under a written charter. The Audit Committee is responsible for reporting to the Board on the general financial condition of Leesport and its subsidiaries and the results of the annual audit, and is responsible for monitoring that Leesport's activities are conducted in accordance with law and the rules and regulations established by the applicable regulatory and supervisory authorities. The Committee reviews with management and Leesport's independent public accountants the financial statements issued by Leesport pursuant to federal and state regulatory requirements. The Audit Committee also reviews the work of the internal auditor, loan review officer and security officer in accordance with such supervisory regulations. In addition, the Audit Committee recommends to the Board the services of a reputable public accounting firm which the Board then appoints at the annual reorganization meeting of the Board. The Audit Committee is composed of five independent directors (as defined under Nasdaq Listing Standards).

o    Asset-Liability Committee

     The Asset-Liability Committee is responsible for monitoring the interest rate sensitivity of the Company's assets and liabilities. Director Frank C. Milewski, and four officers of Leesport Bank, serve this Committee.

o    Executive Committee

     The Executive Committee may exercise the authority of the Board to the extent permitted by law during intervals between meetings of the Board. The Executive Committee is composed of five independent directors. Three senior officers also serve this Committee.

o    Governance Committee

     The Governance Committee is responsible for assisting the Board of Directors and management in developing and maintaining best practices in corporate governance. In this role, the Governance Committee serves as the nominating committee, administers a process to measure the effectiveness of the Board of Directors, and recommends to the Board of Directors the criteria by which directors will be held accountable. The Governance Committee is composed of five independent directors.

o    Human Resources Committee

     The Human Resources Committee reviews salary and benefits programs of the Company, and addresses and makes recommendations to the Board of Directors relating to employee matters, including compensation. The Human Resources Committee also serves as the Compensation Committee. The Human Resources Committee is composed of five independent directors.

Executive Sessions


The Board of Directors met in executive session without management directors present following each scheduled Board meeting during the year 2002. The Lead Director chairs the executive sessions of the Board of Directors meetings.


                              DIRECTOR COMPENSATION

Directors who are not officers of Leesport or of Leesport's subsidiaries receive annual compensation as follows:

----------------------------------------------------------
  Annual Retainer                                  $6,000
----------------------------------------------------------
  Annual Retainer for Committee Chairperson        $6,750
----------------------------------------------------------
  Annual Retainer for Lead Director                $8,500
----------------------------------------------------------
  Each Board meeting attended                      $  500
----------------------------------------------------------
  Each Committee meeting attended                  $  250
----------------------------------------------------------

Leesport adopted a Non-Employee Director Compensation Plan in 2000 which requires that at least sixty-five percent (65%) of each non-employee director's annual compensation for membership on Leesport's Board of Directors or any participating subsidiary be paid in shares of common stock. Certain directors have entered into agreements with Leesport providing for the deferral of part or all of the cash fees payable to them.

Leesport and its subsidiaries maintain a directors and officers liability insurance policy. The policy covers all directors and officers of Leesport and its subsidiaries for certain liability, loss, or damage that they may incur in their capacities as such. To date, no claims have been filed under this insurance policy.

During 2002, all of the directors of the Company attended at least 75% of the aggregate of all meetings of the Company's Board of Directors and Board committees on which they served.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed the audited financial statements of Leesport for the fiscal year ended December 31, 2002, and discussed them with management and Leesport's independent accountants, Beard Miller Company LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the U.S. Statement of Auditing Standards SAS No. 61, as amended.

The Audit Committee has received from the independent accountants the written disclosures and letter required by the U.S. Independence Standards Board Standard No. 1, and the Audit Committee has discussed with the accountants their independence from Leesport and the management.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that Leesport's audited financial statements for the fiscal year ended December 31, 2002, be included in Leesport's Annual Report on Form 10-K for that fiscal year.

In connection with standards for independence of Leesport's external auditors issued by the Securities and Exchange Commission, during the 2002 fiscal year the Audit Committee considered whether the provision of any non-audit services by the independent accountants was compatible with maintaining such independence. The Audit Committee will continue to consider similar matters relating to independence during the 2003 fiscal year.


                                        Andrew J. Kuzneski, Jr., Chairperson
                                        James H. Burton
                                        William J. Keller
                                        Frank C. Milewski
                                        Harry J. O'Neill III

Audit Fees

Audit fees paid by Leesport to Beard Miller Company LLP during the 2002 fiscal year for the audit of Leesport's annual financial statements and the SAS No. 71 reviews of the financial statements included in Leesport's quarterly reports on Form 10-Q totaled $77,749.

Financial Information Systems Design and Implementation Fees

Leesport did not engage Beard Miller Company LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2002.

All Other Fees

Fees billed to Leesport by Beard Miller Company LLP during Leesport's 2002 fiscal year for all other non-audit services rendered to Leesport, including tax-related services, totaled $98,456.

                      REPORT OF THE COMPENSATION COMMITTEE

The salary and compensation policies for Leesport and its subsidiaries are administered by the Human Resources Committee of the Board of Directors. The primary objectives of the Committee as it relates to compensation of employees are:

     o to set salaries and benefit levels which are competitive with levels available at other financial institutions of comparable size and type in the relevant geographic market area; and

     o to administer Leesport's Employee Stock Incentive Plan, which was approved by shareholders at the 1999 Annual Meeting of Shareholders, as a means of providing incentive compensation to officers and employees.

At present, Leesport's executive compensation program, other than benefits under qualified employee plans, consists of:

     o    salary;

     o    cash bonus;

     o    supplemental retirement plan benefits; and

     o    stock option awards under the stock incentive plan.

Salary levels for executive officers are determined for specific job descriptions by reference to salary surveys and other data collected on comparable salaries paid to officers at other similarly situated institutions. Specific salaries for individuals, other than the Chief Executive Officer, are recommended to the Committee by the Chief Executive Officer. Cash bonuses are approved on an aggregate basis as a percentage of total officer salaries and then allocated to individual officers, other than the Chief Executive Officer, based primarily on the Chief Executive Officer's recommendations. Similarly, the Committee approves a range of stock option awards for different positions, other than the Chief Executive Officer, which are awarded based on an assessment of individual performance. For 2002, incentive awards were based on assessments of individual performance within the ranges approved by the Committee and were based partially on specific quantitative criteria.

The Committee had set the base salary of the Chief Executive Officer, Mr. Melcher, at $225,000 for 2002. For 2003 the Board has increased the salary of the Chief Executive Officer to $245,000 based on the recommendation of the Committee. The Committee considers the Chief Executive Officer's incentive compensation separate from the guidelines established for other officers. For 2002, the Chief Executive Officer was awarded 5,000 stock options and a cash bonus of $20,000. For 2002, these awards were based partially on specific quantitative criteria and on an assessment of the Chief Executive Officer's performance, including his efforts and responsibilities in connection with Leesport's goal to become a diversified financial services company.


                                        Karen A. Rightmire, Chairperson
                                        John T. Connelly
                                        Roland C. Moyer, Jr.
                                        Alfred J. Weber

                             EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to the compensation of Leesport's President and Chief Executive Officer and each other executive officer whose total cash compensation exceeded $100,000 in the fiscal year ended December 31, 2002 (the "Named Executive Officers").

                           Summary Compensation Table


-------------------------------------------------------------------------------------------------------------
                                    Annual Compensation              Long-Term Compensation
                            ---------------------------------     ---------------------------       All
                                                                   Restricted                      Other
         Name and                                                    Stock         Options      Compensation
    Principal Position      Year   Salary(1)         Bonus           Award        (Shares)       (2)(3)(4)
-------------------------------------------------------------------------------------------------------------
 Raymond H. Melcher, Jr.   2002   $225,000      $20,000             $-0-         5,000           $87,361
 Chairman, President and   2001    220,000        5,000              -0-         5,000 (5)        76,346
 Chief Executive Officer   2000    175,000        2,550              -0-         3,500            41,995
-------------------------------------------------------------------------------------------------------------
 Charles J. Hopkins        2002   $323,000      $68,124 (6)         $-0-         1,000            $17,800
 President and Chief       2001    290,000       24,008              -0-         1,500            16,592
 Executive Officer,        2000    251,423       57,200              -0-         1,500            14,367
 Essick & Barr, LLC
-------------------------------------------------------------------------------------------------------------
 Keith W. Johnson          2002   $206,000      $ 3,090             $-0-           750            $16,495
 President and Chief       2001    200,000          -0-              -0-         1,500            15,818
 Executive Officer,        2000    200,000        2,550              -0-         1,500            14,645
 Leesport Investment
 Group, Inc. and Leesport
 Wealth Management, Inc.
-------------------------------------------------------------------------------------------------------------


(1) Amounts include amounts deferred under Leesport's 401(k) Plan. Under the 401(k) Plan, a participating employee can elect to have from 1% to 15% of his or her earnings reduced on a pre-tax basis and contributed to the Plan. Leesport makes a matching contribution equal to 100% of the first 3% of an employee's salary and 50% of the next 4% of an employee's salary.

(2) Leesport provides other benefits to certain executive officers in connection with their employment. The value of such personal benefits which is not directly related to job performance is not included in the table above because the value of such benefits does not exceed the lesser of $50,000 or 10% of the salary and bonus paid to the named individual.

(3) Amounts include Leesport's matching contribution to the participants' account under Leesport's 401(k) Plan in the following amounts: $6,870
     (2002) for Mr. Melcher; $8,571 (2002) for Mr. Hopkins; and $9,000 (2002)
     for Mr. Johnson. Amounts include Leesport's contribution to the participant's account under Leesport's ESOP for 2002 in the amount of $6,000 for each of Messrs. Melcher, Hopkins and Johnson.

(4) Amounts for 2002 include accruals under Leesport's Supplemental Executive Retirement Plan in the amount of $70,800 for Mr. Melcher.

(5) Options granted February 19, 2002 with respect to Mr. Melcher's performance for the year ended December 31, 2001.

(6) Amount includes $56,732 which represents commissions on insurance sales and is variable based upon sales performance.

The following table sets forth information concerning grants of stock options during the fiscal year ended December 31, 2002 to the Named Executive Officers.

                        Option Grants in Last Fiscal Year

------------------------------------------------------------------------------------------------------------
                                                                                     Potential Realizable
                                                                                           Value at
                                                                                    Assumed Annual Rate of
                                                                                            Price
                                                                                    Appreciation for Option
                                                                                             Term
                           ---------------------------------------------------------------------------------
                             Number of     % of Total
                            Securities       Options
                            Underlying     Granted to      Exercise or
                              Options       Employees      Base Price    Expiration
           Name             Granted(1)   in Fiscal Year   Per Share(2)      Date       5%(3)      10%(3)
------------------------------------------------------------------------------------------------------------
 Raymond H. Melcher, Jr.      5,000            8.24%         $19.43         2012      $61,097    $154,832
------------------------------------------------------------------------------------------------------------
 Charles J. Hopkins           1,000            1.65%         $19.43         2012      $12,219    $ 30,966
------------------------------------------------------------------------------------------------------------
 Keith W. Johnson               750            1.24%         $19.43         2012      $ 9,165    $ 23,225
------------------------------------------------------------------------------------------------------------

(1) All amounts represent incentive stock options. Terms of outstanding incentive options are for a period of ten years from the date the option is granted. The options vest ratably over a period of five years and cannot be exercised until one year after the date they are granted. At the election of the Human Resources Committee administering the Employee Stock Incentive Plan or the Board of Directors, options may be exercised during a period not to exceed three months following an optionee's voluntary termination of employment other than by reason of retirement or disability.

(2) Under the terms of the Plan, the exercise price per share for an incentive stock option must be at least equal to the fair market value of the common stock at the date of grant. The exercise price may be paid in cash, in shares of common stock valued at fair market value on the date of exercise, or pursuant to a cashless exercise procedure under which the optionee pays part or all of the exercise price by surrendering shares of stock received upon exercise of the option.

(3) The dollar amounts set forth under these columns are the result of calculations made at the 5% and 10% appreciation rates set forth in Securities and Exchange Commission regulations and are not intended to indicate future price appreciation, if any, of the common stock.

There were no options exercised by executive officers during the year ended December 31, 2002.

The following table sets forth information concerning unexercised options to purchase Leesport's common stock granted to the Named Executive Officers:

                    Aggregate Options Exercised in Last Year
                       and December 31, 2002 Option Value

--------------------------------------------------------------------------------------------------------
                                                                Number of
                                                               Securities
                                                               Underlying
                                                               Unexercised       Value of Unexercised
                                                               Options at            In-the-Money
                                                            December 31, 2002         Options at
                                       Shares                      (#)          December 31, 2002 ($)
--------------------------------------------------------------------------------------------------------
                             Acquired on   Value Realized    Exer-    Unexer-      Exer-      Unexer-
           Name             Exercise (#)         ($)        cisable   cisable   cisable(1)   cisable(1)
--------------------------------------------------------------------------------------------------------
 Raymond H. Melcher, Jr.   -0-                  $-0-        7,910    15,040       $17,657   $37,912
--------------------------------------------------------------------------------------------------------
 Charles J. Hopkins        -0-                  $-0-       26,903    10,257       $ 9,638   $13,958
--------------------------------------------------------------------------------------------------------
 Keith W. Johnson          -0-                  $-0-        3,105    4,320        $ 4,401   $13,428
--------------------------------------------------------------------------------------------------------


(1) Based on a market value of $19.485 per share for Leesport common stock at December 31, 2002.

Equity Plan Compensation Information

The following table provides certain information regarding securities issued or issuable under Leesport's equity compensation plans as of December 31, 2002.

                      Equity Compensation Plan Information


-----------------------------------------------------------------------------------------------------------
                                                                                    Number of securities
                                                                                   remaining available for
                                  Number of securities to     Weighted average      future issuance under
                                  be issued upon exercise     exercise price of    equity plans (excluding
                                  of outstanding options,   outstanding options,   securities reflected in
          Plan Category             warrants and rights      warrants and rights        first column)
-----------------------------------------------------------------------------------------------------------
 Equity compensation plans
  approved by security holders            228,843                  $18.10                  32,499
-----------------------------------------------------------------------------------------------------------
 Equity compensation plans not
  approved by security holders                -0-                     N/A                     -0-
-----------------------------------------------------------------------------------------------------------
 Total                                    228,843                  $18.10                  32,499
-----------------------------------------------------------------------------------------------------------


                         EXECUTIVE OFFICER AGREEMENTS

Leesport and Leesport Bank have entered into an employment agreement dated June 15, 1998 with Raymond H. Melcher, Jr. The agreement has an initial term of three years and, unless terminated as set forth therein, is automatically extended annually to provide a new term of three years except that, at certain times, notice of non-extension may be given, in which case the employment agreement will expire at the end of its then current term. No such notice has been given.

Mr. Melcher's employment agreement currently provides for a base salary of $245,000 which, if increased by action of the Board of Directors, becomes the new base salary under the employment agreement. Mr. Melcher is entitled to exclusive use of an automobile, with all insurance, maintenance and operating costs paid. In addition, the agreement provides, among other things, the right to participate in any bonus plan approved by the Board of Directors and insurance, vacation, pension and other fringe benefits for Mr. Melcher. The agreement contains provisions restricting Mr. Melcher's right to compete for a period of one year unless his employment is terminated other than for cause.

If Mr. Melcher's employment is terminated without cause, whether or not a change in control of Leesport has occurred, or if Mr. Melcher voluntarily terminates employment for certain reasons following a change in control, Mr. Melcher becomes entitled to severance benefits under the Employment Agreement. Such reasons include any reduction in title or responsibilities, any assignment of duties and responsibilities inconsistent with Mr. Melcher's status as Chairman, President and Chief Executive Officer, a reduction in salary or benefits, or any reassignment to a location greater than 25 miles from the location of Mr. Melcher's office on the date of the change in control. If any such termination occurs, Mr. Melcher will be paid an amount equal to 2.99 times his annual base compensation as determined under Section 280G of the Internal Revenue Code at the time of termination. If his termination or resignation occurs after he attains age 62 1/2, the payment to which Mr. Melcher is entitled decreases in pro rata amounts at six month intervals from 250% of the sum of his highest base salary and bonus over the three years prior to termination or resignation to 0% at age 65.

In connection with Leesport's acquisition of Essick & Barr, Inc., Leesport and Essick & Barr entered into an employment agreement dated September 17, 1998 with Charles J. Hopkins. The agreement has an initial term of five years and, unless terminated as set forth in the agreement, is automatically extended annually to provide a new term of five years except that, at certain times, notice of non-renewal may be given, in which case the employment agreement will expire at the end of its then current term. No such notice has been given.

Under the employment agreement, Essick & Barr pays Mr. Hopkins an annual base salary of $230,000, plus commissions determined in accordance with a formula set forth in the employment agreement and a bonus based upon the attainment of certain performance goals. In the event the Board of Directors increases Mr. Hopkins' base salary, the increased salary becomes the new base salary under the employment agreement. Mr. Hopkins is entitled to the use of an automobile, with all insurance, maintenance and operating costs paid. In addition, the employment agreement provides, among other things, insurance, vacation, stock options and other fringe benefits. The employment agreement contains provisions restricting Mr. Hopkins' right to compete with Leesport, Essick & Barr, or Leesport Bank for a period of two years following termination of employment unless his employment is terminated other than for cause.

If Mr. Hopkins' employment is terminated without cause, and no change in control of Leesport has occurred, then Mr. Hopkins is entitled to receive his annual base salary for the remainder of the then current employment term. If Mr. Hopkins voluntarily terminates employment for certain reasons following a change in control, then Mr. Hopkins is entitled to severance benefits under his employment agreement. Such reasons include any reduction in title or responsibilities, any assignment of duties and responsibilities inconsistent with his status prior to the change in control, a reduction in salary or benefits, or any reassignment to a location greater than 50 miles from the location of his office on the date of the change in control. If such termination occurs, Mr. Hopkins will be paid an amount equal to 2.0 times his annual base compensation. If his termination or resignation occurs after he attains age 62 1/2, the payment to which Mr. Hopkins is entitled decreases in pro rata amounts at six month intervals from 250% of the sum of the highest base salary and bonus over the three years prior to termination or resignation to 0% at age 65.

In connection with Leesport's acquisition of Johnson Financial Group, Inc., Leesport, First Leesport Investment Group, Inc. and First Leesport Wealth Management, Inc. entered into an employment agreement dated October 1, 1999 with Keith W. Johnson. The agreement has an initial term of three years, and unless terminated as set forth in the agreement, is automatically extended annually to provide a new term of three years except that, at certain times, notice of non-renewal may be given, in which case the employment agreement will expire at the end of its then current term. No such notice has been given.

Under the employment agreement, Mr. Johnson receives an annual base salary of $206,000, plus a bonus based upon the attainment of certain performance goals. In the event the Board of Directors increases Mr. Johnson's base salary, the increased salary becomes the new base salary under the employment agreement. Mr. Johnson is entitled to the use of an automobile, with all insurance, maintenance and operating costs paid. In addition, the employment agreement provides, among other things, insurance, vacation, stock options and other fringe benefits. The employment agreement contains provisions restricting Mr. Johnson's right to compete for a period of one year following termination of employment unless his employment is terminated other than for cause.

If Mr. Johnson's employment is terminated without cause, and no change in control of Leesport has occurred, then Mr. Johnson is entitled to receive his annual base salary for the remainder of the then current employment term. If Mr. Johnson voluntarily terminates his employment for certain reasons following a change in control, then Mr. Johnson is entitled to severance benefits under his employment agreement. Such reasons include any reduction in title or responsibilities, any assignment of duties and responsibilities inconsistent with his status prior to the change in control, a reduction in salary or benefits, or any reassignment to a location greater than 50 miles from the location of his office on the date of the change in control. If such termination occurs, Mr. Johnson will be paid an amount equal to 2.0 times his annual base compensation.

            DEFERRED COMPENSATION AND SALARY CONTINUATION AGREEMENTS

Leesport has entered into agreements with directors Connelly, Moyer, O'Neill and Weber which permit the director to defer part or all of his director fees until the director ceases to be a director of Leesport or its subsidiaries. Interest accrues on the deferred fees at an annual rate of 8%. The director is an unsecured creditor with respect to such deferred fees. The agreements also provide that if the director dies or becomes disabled while a director, the director receives certain death or disability benefits. Leesport has purchased whole life insurance policies on the lives of certain directors to fund its obligations under these agreements. In addition, Leesport has entered into an agreement with Mr. Melcher, which permits management directors to defer a portion of their salary until he or she no longer serves on the Company's Board of Directors.

                                PERFORMANCE GRAPH

Set forth below is a graph and table comparing the yearly percentage change in the cumulative total shareholder return on the Company's common stock against the cumulative total return on the NASDAQ-Total US Index, the NASDAQ Combination Bank Index, and the SNL Securities Index of banks with less than $500 million in assets for the five-year period commencing December 31, 1997, and ending December 31, 2002.

Cumulative total return on the Company's common stock, the NASDAQ-Total US Index, the NASDAQ Combination Bank Index, and the SNL Bank Index equals the total increase in value since December 31, 1997, assuming reinvestment of all dividends. The graph and table were prepared assuming that $100 was invested on December 31, 1997, in Company common stock, the NASDAQ-Total US Index, the NASDAQ Combination Bank Index, and the SNL Bank Index.

                            LEESPORT FINANCIAL CORP.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

----------------------------------------------------------------------------------------------------------
                                                             Period Ending
           Index               12/31/97     12/31/98     12/31/99     12/31/00     12/31/01      12/31/02
----------------------------------------------------------------------------------------------------------
 Leesport Financial Corp.        100.00       102.08        78.28        68.76        78.02        104.60
----------------------------------------------------------------------------------------------------------
 S&P 500                         100.00       128.55       155.60       141.42       124.63         96.95
----------------------------------------------------------------------------------------------------------
 NASDAQ Bank Index*              100.00        99.36        95.51       108.95       117.97        120.61
----------------------------------------------------------------------------------------------------------
 SNL <$500M Bank Index           100.00        91.31        84.52        81.54       112.79        144.45
----------------------------------------------------------------------------------------------------------

--------

*Source: CRSP, Center for Research in Security Prices, Graduate School of
 Business, The University of Chicago 2003.
 Used with permission. All rights reserved. crsp.com.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

Some directors and officers of Leesport, and the companies with which they are associated, are customers of and during 2002 had banking transactions with Leesport Bank in the ordinary course of the bank's business, and intend to do so in the future. All loans and loan commitments included in such transactions were made in the ordinary course of business under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, do not involve more than the normal risk of collection or present other unfavorable features. At December 31, 2002, total loans and commitments of approximately $5.133 million were outstanding to Leesport's executive officers and directors and their affiliated businesses, which represented approximately 9.7% of Leesport's shareholders' equity at such date.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any persons owning ten percent or more of Leesport's common stock, to file in their personal capacities initial statements of beneficial ownership, statements of change in beneficial ownership and annual statements of beneficial ownership with the Securities and Exchange Commission. Persons filing such beneficial ownership statements are required by SEC regulation to furnish Leesport with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the proxy statement. To the best of Leesport's knowledge, there were no late filings during 2002.

                                  Matter No. 2

                  PROPOSAL TO AMEND LEESPORT FINANCIAL CORP.'S
               ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 SHARES TO 20,000,000

The Board of Directors has approved an amendment to Article Fifth of the Articles of Incorporation that, if adopted, would increase the number of authorized shares of common stock from 10,000,000 to 20,000,000. The Board of Directors recommends that shareholders approve this amendment.


At March 1, 2003, there were 3,250,272 shares of common stock issued and outstanding. Of the remaining 6,749,728 shares of authorized common stock on such date, the following shares are reserved for issuance as follows:

     o    262,500 for issuance under the Leesport's stock option plans

     o    250,000 for issuance under the Leesport's Employee Stock Purchase Plan

     o 250,000 for issuance under the Leesport's Independent Directors Compensation Plan

     o    200,000 for issuance under the Leesport's Dividend Reinvestment Plan

     o    100,000 for issuance under the Leesport's 401(k) Retirement Plan


Matter No. 2 is being proposed because the Board of Directors believes that it is advisable to have a greater number of authorized but unissued shares of common stock available for various corporate programs and purposes. Leesport may from time to time consider acquisitions, stock dividends or stock splits, and public or private financings to provide Leesport with capital, which may involve the issuance of additional shares of common stock or securities convertible into common stock. Also, additional shares of common stock may be necessary to meet anticipated future obligations under stock-based compensation programs. The Board of Directors believes that having authority to issue additional shares of common stock will avoid the possible delay and significant expense of calling and holding a special meeting of shareholders to increase authorized capital.

Leesport has no present plan, agreement or understanding involving the issuance of its common stock except for shares required or permitted to be issued upon exercise of outstanding stock options and in connection with Leesport Financial Corp.'s Employee Stock Purchase Plan, Independent Directors Compensation Plan, 401(k) Retirement Plan, and Dividend Reinvestment Plan. It is possible, however, that merger and acquisition opportunities involving the issuance of shares of common stock will develop. It is also possible that market conditions may make a stock dividend, stock split or an offering of Leesport's common stock or of securities convertible into common stock desirable. The Board believes that an increase in the number of authorized shares of common stock will enhance its ability to respond promptly to any such opportunities.

If Matter No. 2 is approved, the Board of Directors will not solicit shareholder approval to issue additional shares of common stock, except to the extent that such approval may be required by law or the rules of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, such shares may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors may determine. Under the applicable rules of the NASD, shareholder approval must be obtained prior to the issuance of shares for certain purposes, including the issuance of more than 20% of then outstanding shares in connection with an acquisition.

Although the Board of Directors presently intends to employ the additional shares of common stock solely for the purposes stated above, such shares could be used by the Board of Directors to dilute the stock ownership of persons seeking to obtain control of Leesport, thereby possibly discouraging or deterring a non-negotiated attempt to obtain control of Leesport and making removal of incumbent management more difficult. The proposal, however, is not a result of, nor does the Board of Directors have any knowledge of, any effort to accumulate Leesport's common stock or to obtain control of Leesport by means of a merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

The amendment of the articles of incorporation to increase the number of authorized shares of common stock from 10,000,000 to 20,000,000 will consist of a revision of Article Fifth of the articles of incorporation to provide in its entirety as follows:

     "FIFTH. The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is 20,000,000 shares, par value $5.00 per share."

The Board of Directors recommends that shareholders vote "FOR" the amendment of the company's Articles of Incorporation.

                                  Matter No. 3

                 PROPOSAL TO AMEND THE LEESPORT FINANCIAL CORP.
                       1998 EMPLOYEE STOCK INCENTIVE PLAN


The 1998 Employee Stock Incentive Plan was approved by shareholders at the 1999 annual meeting of shareholders. The Plan by 210,000 shares provides for grants to employees of Leesport and its subsidiaries of shares of common stock in the form of stock options, restricted stock and stock appreciation rights.


On December 18, 2002, the Board of Directors approved an amendment to the Plan, subject to shareholder approval, to increase the number of shares available for issuance under the Plan by 200,000 shares from 210,000 (after adjustment for a 5% stock dividend) to 410,000 shares. At December 31, 2002, there were 24,299 shares remaining available for issuance under the Plan. If the proposed increase is approved by shareholders at the meeting, there will be 224,299 shares available for issuance under the Plan.


The 1998 Employee Stock Incentive Plan is summarized below. This summary highlights selected information from the Plan and may not contain all the information that is important to you. To understand the Plan fully, you should read carefully the Plan, as amended, attached as Exhibit "A."

The Board believes that the Employee Stock Incentive Plan benefits shareholders by allowing Leesport to attract and retain employees who have the ability to enhance the value of Leesport; and by aligning the interests of employees with those of shareholders through increased stock ownership.


General Information


The Plan is administered by a committee of two or members of the Board selected by the Board (which may be the entire Board) (the "Committee"). If the amendment is approved by shareholders, the Committee will be authorized to grant employees up to an additional 224,299 shares of common stock in the form of stock options, restricted stock, and stock appreciation rights ("SARs"). The Plan will expire on November 10, 2008, unless terminated earlier by the Board.


Authority of Committee

The Plan is administered and interpreted by the Committee. The Committee selects persons to receive grants from among employees, determines the types of grants and number of shares to be awarded to grantees, and sets the terms, conditions and provisions of the grants consistent with the Plan. The Committee may establish rules for administration of the Plan.

Eligible Persons


The Committee selects grantees from among the employees (including any officer) of Leesport and its subsidiaries. Currently, approximately 260 employees are eligible, including 84 officers. The number of eligible persons can be expected to vary from year to year.


Shares Subject to Plan

Subject to adjustment as described below, if the amendment is approved by shareholders, a maximum of 410,000 shares (of which 185,701 shares have been issued to date under the Plan) of Leesport's common stock may be issued under the Plan in the form of stock options, restricted stock awards, or SARs. These shares may be unissued shares or treasury shares. Payment of cash in lieu of shares is deemed an issuance of the shares for purposes of determining the maximum number of shares available for grants under the Plan as a whole or with respect to any individual grantee. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the common stock, adjustments may be made to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

Grants Under Plan

Stock Options. The Committee may grant nonqualified options and incentive stock options ("ISOs"). The Committee establishes the option price, which may not be less than 100% of the fair market value of the stock on the date of grant in the case of ISOs and not less than the par value of the common stock in the case of nonqualified options. The Plan does not provide the Committee the discretion to reprice outstanding options.

The term of the option and the period during which it may be exercised are also established by the Committee, provided that the term may not exceed ten years. Options may not be exercised during the first six months after the date the option is granted. The option price may be satisfied in cash, or, if permitted by the Committee, by delivering shares of common stock, whether already owned or issuable under the option, having a fair market value equal to the option price, or a combination of cash and shares.

SARs. The Committee may grant SARs either separately or in tandem with options. Each SAR entitles the holder to receive upon exercise of the SAR the excess of the fair market value of the common stock on the date of exercise over the price for such SAR established by the Committee when the SAR was granted, multiplied by the number of shares for which the SAR is exercised. Upon exercise of a SAR, the holder will receive such amount in either cash or shares of common stock, or in some combination of cash and stock, as determined by the Committee. No SAR may be exercised during the first six months after the date it is granted.

Restricted Stock Grants. The Committee may also issue shares under a restricted stock grant. The grant would set forth a restriction period during which a grantee who is an employee must remain employed. If the grantee's employment terminates during the period, the grant would terminate and the shares would be returned to Leesport. The Committee could, however, provide complete or partial exceptions to that requirement as it deems equitable. The grantee cannot dispose of the shares prior to the expiration of the restriction period. During this period, the grantee is entitled to vote the shares and receive dividends. Upon a lapse of the restrictions, any restrictive legend on the stock certificate is removed.

Acceleration of Exercise Period

The Committee may, in its sole discretion, permit acceleration of the exercise of any option or SAR or the termination of the restriction on any restricted stock as the Committee may deem necessary or appropriate and may condition such acceleration upon such terms as the Committee may designate. In addition, any restrictions on exercise of options or SARs or the transfer of any restricted stock will cease upon the occurrence of certain events that could constitute a change in control of Leesport.

Forfeiture

If the Committee finds that any holder of an option, SAR, or restricted stock engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of employment, or that the holder disclosed trade secrets, the holder will forfeit all rights under such options, SARs, and restricted stock awards that have not been fully exercised.

Federal Income Tax Consequences of Stock Options

The Plan permits eligible employees to receive grants of incentive stock options, which qualify for certain tax benefits. In addition, the Plan permits employees to receive grants of nonqualified stock options, which do not qualify for such tax benefits.

The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Leesport has been advised that under the Code, the following federal income tax consequences will result when incentive stock options or nonqualified stock options, or any combination thereof, are granted or exercised, although the following is not intended to be a complete statement of the applicable law.


Incentive Stock Options. An optionee generally will not be deemed to receive any income for federal tax purposes at the time an incentive stock option is granted, nor will Leesport be entitled to a tax deduction at that time. Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee upon exercise, the optionee will recognize long-term capital gain or loss upon the sale of such shares equal to the difference between the amount realized on such sale and the exercise price.


If the foregoing holding periods are not satisfied or the option is exercised more than three months after the optionee's employment has terminated, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. If the sale price exceeds the fair market value on the date of exercise, the gain in excess of the ordinary income portion will be treated as either long-term or short-term capital gain, depending on whether the stock has been held for more than 12 months on the date of sale. Any loss on disposition is a long-term or short-term capital loss, depending upon whether the optionee had held the stock for more than 12 months. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is a director, officer or 10 percent shareholder subject to Section 16(b) of the Securities Exchange Act of 1934. If an option is canceled, the optionee recognizes income to the extent of the amount paid by Leesport to cancel the option over the optionee's basis in such option, if any.

No income tax deduction will be allowed to Leesport with respect to shares purchased by an optionee upon the exercise of an incentive stock option, provided that such shares are held at least two years after the date of grant and at least one year after the date of exercise. However, if those holding periods are not satisfied, Leesport may deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares.

The exercise of an incentive stock option and the sale of stock acquired by such exercise could subject an optionee to alternative minimum tax liability for federal income tax purposes.

Nonqualified Stock Options. An optionee will not be deemed to receive any income for federal tax purposes at the time a nonqualified stock option is granted, nor will Leesport be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will realize ordinary income in an amount equal to the excess of the market value of shares at the time of exercise of the option over the option price of such shares. Leesport is allowed a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee due to the exercise of a nonqualified stock option at the time of such recognition by the optionee.

Stock-for-Stock Exchange. An optionee who exchanges "statutory option stock" of Leesport in payment of the price upon the exercise of an incentive stock option will be deemed to make a "disqualifying disposition" of the statutory option stock so transferred unless the applicable holding requirements (two years from the date of the grant and one year after the exercise of an incentive stock option) with respect to such statutory option stock are met after the exercise of incentive stock options and stock acquired under certain other stock purchase plans. If an optionee exercises nonqualified stock options by exchanging previously-owned statutory option stock, the Internal Revenue Service has ruled that the optionee will not recognize gain on the disposition of the statutory option stock (assuming the holding period requirements applicable to such statutory option stock have been satisfied) because of the non-recognition rule of Code Section 1036.

This tax discussion is intended as a summary only. The federal income tax consequences to any recipient of options under the Plan and to Leesport may vary from those described above, depending upon individual actions and circumstances.

The Board of Directors Recommends that shareholders vote "FOR" the amendment of the 1998 Employee Stock Incentive Plan.

                                  Matter No. 4

                 PROPOSAL TO AMEND THE LEESPORT FINANCIAL CORP.
                 1998 INDEPENDENT DIRECTORS STOCK OPTION PLAN

The 1998 Independent Directors Stock Option Plan was approved by shareholders at the 1999 annual meeting of shareholders. The Plan provides for grants to non-employee directors of Leesport and its subsidiaries of options for the purchase of Leesport's common stock.

On December 18, 2002, the Board of Directors approved an amendment to the Plan, subject to shareholder approval, to increase the number of shares available for issuance under the Plan by 50,000 shares from 52,500 (after adjustment for a 5% stock dividend) to 102,500 shares. At December 31, 2002, there were 8,200 remaining shares available for issuance under the Plan. If the proposed increase is approved by shareholders at the meeting, there will be 58,200 shares available for issuance under the Plan.

The Plan is summarized below. This summary highlights selected information from the Plan and may not contain all the information that is important to you. To understand the Plan fully, you should read carefully the Plan, as amended, attached as Exhibit "B".

The Board believes that the Plan benefits shareholders by encouraging directors to have a greater financial stake in Leesport's business through the ownership of Leesport's common stock; by aligning the directors' common interest with that of shareholders; and by providing a means for Leesport to attract able persons to serve as directors.


General Information

Under the Plan, only nonqualified stock options may be granted to eligible directors. As of the Record Date, there were 13 non-employee directors who would be eligible to participate in the Plan. The Plan will expire on November 8, 2008, unless terminated earlier by the Board.

In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the common stock of Leesport, adjustments may be made to the number of shares available for grants and to the number of shares and price under outstanding options granted before such event.


The Plan authorizes a committee composed of at least two members of the Board (the "Committee"), who serve at the discretion of the Board, to administer and interpret the Plan. Any shares as to which an option, expires, lapses unexercised, or is terminated or canceled may be subject to a new option.


The exercise price for options granted under the Directors Stock Option Plan will be the fair market value of the common stock on the date the option is granted. Therefore no dollar value or gain to the optionee is possible without appreciation in the stock price after the date the option is granted.


The stock options granted under the Plan may be exercised for 10 years after the date of grant. Except as provided by the Board of Directors, no option may be transferred by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable during the optionee's lifetime only by the optionee. If a non-employee director ceases to be a director of Leesport or its subsidiaries for any reason, then he or she may exercise the remaining options not more than 3 months after ceasing to be a director. If a non-employee director ceases to be a director of Leesport or its subsidiaries but otherwise continues to be employed by Leesport, he or she may exercise his or her remaining options not more than 3 months after he or she is no longer employed.


In the event of the death of a director, stock options previously granted to the director may continue to be exercised by the director's personal representatives or legatees during the term of the option for a period of up to 12 months from the date of death.

Acceleration of Exercise Period

Any restrictions on exercise of options will cease upon the occurrence of certain events that could constitute a change in control.

Forfeiture


If the Committee finds that any holder of an option, engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her relationship with the company, or that the holder disclosed trade secrets, the holder will forfeit all rights under such options that have not been fully exercised.


The Board may amend, suspend, or terminate the Plan at any time without shareholder approval, subject to the requirements of applicable securities and tax laws. The Board may not modify or amend the Plan with respect to any outstanding option or impair or cancel the outstanding option without the consent of the affected optionee.

Federal Income Tax Consequences of Stock Options

The Plan permits non-employee directors to receive grants of nonqualified stock options. The plan is not a qualified plan under Code Section 401(a) and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. Leesport has been advised that under the Code, the following federal income tax consequences will result when nonqualified stock options are granted or exercised, although the following is not intended to be a complete statement of the applicable law.

An optionee will not be deemed to receive any income for federal tax purposes at the time a nonqualified stock option is granted, nor will Leesport be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares at the time of exercise of the option over the option price of such shares. Leesport is allowed a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee due to the exercise of a nonqualified stock option at the time of such recognition by the optionee.

If an optionee exercises nonqualified stock options by exchanging previously-owned statutory option stock, the Internal Revenue Service has ruled that the optionee will not recognize gain on the disposition of the statutory option sock (assuming the holding period requirements applicable to such statutory option stock have been satisfied) because of the nonrecognition rule of Code Section 1036.

This tax discussion is intended as a summary only. The federal income tax consequences to any recipient of options under the Plan and to Leesport may vary from those described above, depending upon individual actions and circumstances.

The Board of Directors recommends that shareholders vote "FOR" amendment of the 1998 Independent Director Stock Option Plan.

                                  Matter No. 5

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


The Board of Directors has appointed Beard Miller Company LLP, independent auditors, as Leesport's independent auditors for the fiscal year ending December 31, 2003. Beard Miller Company LLP has acted as Leesport's independent auditors continuously since 1990. The appointment was recommended by the Audit Committee and is subject to shareholder ratification. Representatives of Beard Miller Company LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.


The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of Beard Miller Company LLP as the company's Independent Auditors for the 2003 Fiscal Year.

                             ADDITIONAL INFORMATION

Principal Shareholders


The following table sets forth, as of February 15, 2003, the name and address of each person who is known by the Board of Directors to be the beneficial owner of more than five percent of Leesport's common stock, the number of shares beneficially owned by such person, and the percentage of the common stock owned.


------------------------------------------------------------------------------------------
                                                             Common Stock
                                                          Beneficially Owned
Name and Address                                    Amount and           Percentage of
of Beneficial Owner                            Nature of Ownership     Shares Outstanding
------------------------------------------------------------------------------------------
 Wellington Management Company, LLP                  244,508 (1)              7.54%
 75 State Street
 Boston, Massachusetts 02109
------------------------------------------------------------------------------------------
 Investors of America Limited Partnership            179,190 (2)              5.81%
 135 North Meramec Road
 Clayton, Missouri 63105
------------------------------------------------------------------------------------------

(1) Based upon a Schedule 13G filing dated February 14, 2003 made pursuant to the regulation of the Securities and Exchange Commission. According to the
     Schedule 13G, the securities as to which the Schedule 13G was filed by Wellington Management Company, in its capacity as a investment advisor, are owned of record by clients of Wellington Management Company. According to the Schedule 13G, clients have the right to receive, or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities, and no such client is known to have such right or power with respect to more than five percent of the common stock.


(2) Based upon a Schedule 13G filing dated December 20, 2001, made pursuant to the regulations of the Securities and Exchange Commission. According to the
     Schedule 13G, the named beneficial owner has sole voting and investment power with respect to the shares beneficially owned.

                                  OTHER MATTERS

Management knows of no business other than as described above that is planned to be brought before the Meeting. Should any other matters arise, however, the persons named on the enclosed proxy will vote thereon according to their best judgment.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ JENETTE L. ECK
                                        ------------------

                                        JENETTE L. ECK
                                        Secretary

                                                                     EXHIBIT "A"


                            LEESPORT FINANCIAL CORP.

                       1998 EMPLOYEE STOCK INCENTIVE PLAN

1. Purpose. The purpose of this Employee Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of Leesport Financial Corp. (the "Corporation") and each subsidiary thereof, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of the common stock of the Corporation to secure, retain and motivate personnel who may be responsible for the operation and for management of the affairs of the Corporation and any subsidiary now or hereafter existing ("Subsidiary").

2. Term. The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan.


3. Stock. Shares of the Corporation's common stock (the "Stock"), that may be issued under the Plan shall not exceed, in the aggregate, 410,000 shares, as may be adjusted pursuant to Section 19 hereof. Shares may be either authorized and unissued shares or authorized shares, issued by and subsequently reacquired by the Corporation as treasury stock. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Stock subject to an Award that, for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of shares of Stock needed to satisfy the requirements of the Plan. The Corporation shall apply for any requisite governmental authority to issue shares under the Plan. The Corporation's failure to obtain any such governmental authority, deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan, shall relieve the Corporation of any duty, or liability for the failure to issue or sell the Stock.


4. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of two or more members of the Board, selected by the Board (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by the Committee under the Plan is final and binding.

     The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, the for, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and the stock option exercise prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.


5. Awards. Awards may be made under the Plan in the form of: (a) "Qualified Options" to purchase Stock, which are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code, (b) "Non-Qualified Options" to purchase Stock, which are not intended to qualify under Sections 421 through 424 of the Code, (c) Stock Appreciation Rights ("SARs"), or (d) "Restricted Stock". More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement for one or more Awards and shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option, Stock Appreciation Right or Restricted Stock, as the case may be.


6. Eligibility. Persons eligible to receive Awards shall be those key officers and other employees of the Corporation and each Subsidiary, as determined by the Committee. A person's eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person's eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation of any of its affiliates.


7. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

     (a) The maximum number of shares of Stock that may be issued by options intended to be Qualified Options shall be 410,000;


     (b) No Qualified Option shall be awarded more than (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier;

     (c) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded;

     (d) If a participant, who was awarded a Qualified Option, ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three (3) months after cessation of employment to the extent that the Qualified Option was then and remains exercisable, unless such employment cessation was due to the participant's disability, as defined in Section 22(e)(3) of the Code, in which case the three (3) month period shall be (12) months; if the participant dies while employed by the Corporation or a Subsidiary, the Committee may permit the participant's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve (12) months after the participant's death to the extent that the Qualified Option was then and remains exercisable; the Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant's employment or his or her death;

     (e) The purchase price of Stock subject to any Qualified Option shall not be less than the Stock's fair market value at the time the Qualified Option is awarded and shall not be less than the Stock's par value; and

     (f) Qualified Options may not be sold, transferred or assigned by the participant except by will or the laws of descent and distribution.

8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

     (a) The time period during which any Non-Qualified Option is exercisable shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded;

     (b) If a participant, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

     (c) The purchase price of a share of Stock subject to any Non-Qualified Option shall not be less than the Stock's par value; and

     (d) Except as otherwise provided by the Committee, Non-Qualified Stock Options granted under the Plan are not transferable except as designated by the participant by Will and the laws of descent and distribution.

9. Stock Appreciation Rights. In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

     (a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

     (b) Each SAR shall entitle the participant to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of Stock that, on a per share basis, is not less than the Stock's fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Stock purchase price thereunder as may be determined by the Committee;

     (c) Upon exercise of any SAR, the participant shall be paid either in cash or in Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Stock's fair market value at the time of exercise;

     (d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

     (e) If a participant holding a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the participant thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

     (f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Option, (ii) is for not more than the difference between the Stock purchase price under such connected Option and the Stock's fair market value at the time the SAR is exercised, (iii) is transferable only when and as such connected Option is transferable and under the same conditions, (iv) may be exercised only when such connected Option may be exercised, and (v) may be exercised only when the Stock's fair market value exceeds the Stock purchase price under such connected Option.

10. Restricted Stock. In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

     (a) Restricted Stock shall consist of shares of Stock that may be acquired by and issued to a participant at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code, and attainment of performance or other goals, objectives or standards all for or applicable to such time periods as determined by the Committee;


     (b) Except as otherwise provided in the Plan or the Restricted Stock Award, a participant holding shares of Restricted Stock shall have all the rights as does a holder of Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;


     (c) Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

          This Certificate and the shares of Stock hereby represented are subject to the provisions of the Corporation's 1998 Stock Incentive Plan and a certain agreement entered into between the holder and the Corporation pursuant to the Plan. The release of this Certificate and the shares of Stock hereby represented from such provisions shall occur only as provided by the Plan and agreement, a copy of which are on file in the office of the Secretary of the Corporation.


          Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to the Restricted Stock, a certificate for the shares of Stock free of restrictions and without the legend shall be issued to the participant;

     (d) If a participant's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the participant's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the participant to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the participant nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the participant's Will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates represented shares thereof, or claims against the Corporation or its affiliates with respect thereto.

11. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in party by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Corporation, including securities issuable hereunder, at its then current fair market value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

The number of shares of Stock subject to an Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Stock that may be acquired by the participant under the other connected Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised his or her SAR, and the number of shares of Stock subject to the participant's SAR shall be reduced by the number of shares of Stock acquired by the participant pursuant to the other connected Award.

     The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate. In addition:

     (a) if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed;

     (b) if there is an actual, attempted or threatened change in the ownership of at lease twenty-five percent (25%) of all classes of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, then any and all outstanding Awards shall immediately become and remain exercisable; or

     (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board (unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) then any and all Awards shall immediately become and remain exercisable.

12. Right of First Refusal. Each written agreement for an Award may contain a provision that requires as a condition to exercising a Qualified Option or Non-Qualified Option that the participant agree prior to selling, transferring or otherwise disposing of any shares of Stock obtained through the exercise of the Award to first offer such shares of Stock to the Corporation for purchase. The terms and conditions of such right of first refusal shall be determined by the Committee in its sole and absolute discretion, provided that the purchase price shall be at least equal to the Stock's fair market value as determined under paragraph 14 below, and shall be subject to all applicable federal and state laws, rules and regulations.

13. Withholding. When a participant exercises a stock option or Stock Appreciation Right awarded under the Plan, the Corporation, in its discretion and as required by law, may require the participant to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for shares of Stock. At the Committee's discretion, remittance may be made in cash, shares already held by the participant or the withholding by the Corporation of sufficient shares issuable pursuant to the option to satisfy the participant's withholding obligation.

14. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined by (a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, and if not listed, then (b) the average of the dealer "bid" and "ask" prices thereof on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

15. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder.

     From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary, or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, including but not limited to, the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code, including, but not limited to, the following provisions:

     (a) At the time a Qualified Option is awarded, the aggregate fair market value of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the participant during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

     (b) No Qualified Option, shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded, the exercise price of the Qualified Option is at least one hundred and ten percent (110%) of the fair market value of the Stock on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded.

16. Continued Employment. Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the employ of, or maintain any particular relationship with, the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the extent such application would result in disqualification of the option under Sections 421 and 422 of the Code.

17. General Restrictions. If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the participant with respect to disposition of any Stock (including, without limitation, an agreement that, at the time of the participant's exercise of the Award, any Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Stock), then such Award shall not be consummated, in whole or in part, unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

18. Rights. Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Stock unless and until one or more certificates for the shares of Stock are issued and delivered to the participant.

19. Adjustments. In the event that the shares of common stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of common stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of common stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of common stock or other securities into which each outstanding share of the common stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

     If there shall be any other change in the number or kind of the outstanding shares of the common stock of the Corporation, or of any common stock or other securities in which such common stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

     The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     Fractional shares resulting from any adjustment in Awards pursuant to this
     Section 19 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

     To the extent that the foregoing adjustments relate to common stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Award that is so adjusted.

20. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Corporation and involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation or by any Subsidiary and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the participant's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an incentive stock option under Sections 421 and 422 of the code.

21. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorney's fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except
     (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Corporation, other than under this Section, on account of the same matter or proceeding for which indemnification hereunder is claimed.

22.  Miscellaneous.

     (a) Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

     (b) Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation.

     (c) The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

                                                                     EXHIBIT "B"


                            LEESPORT FINANCIAL CORP.


                  1998 INDEPENDENT DIRECTORS STOCK OPTION PLAN

1. Purpose. The 1998 Independent Directors Stock Option Plan (the "Plan") was established to advance the development, growth and financial condition on Leesport Financial Corp. (the "Corporation") and its subsidiaries, by providing an incentive, through participation in the appreciation of the capital stock of the Corporation, and thereby securing, retaining and motivating members of the Corporation's Board of Directors who are not officers or employees of the Corporation or any subsidiary thereof (the "non-employee directors").


2. Term. The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options awarded under the Plan before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the sixth anniversary of the effective date of the Plan.


3. Stock. The shares of the Corporation's common stock (the "Common Stock") issuable under the Plan shall not exceed 102,500 shares. The amount of Common Stock issuable under the Plan may be adjusted pursuant to Section 10 hereof. The Common Stock issuable hereunder may be either authorized and unissued shares of Common Stock, or authorized shares of Common Stock issued by the Corporation and subsequently reacquired by it as treasury stock, or shares purchased in open market transactions. Under no circumstances shall fractional shares be issued under the Plan. The Corporation's failure to obtain any governmental authority deemed necessary by the Corporation's legal counsel for the proper grant of the stock options under this Plan and/or the issuance of Common Stock under the Plan shall relieve the Corporation of any duty or liability for the failure to grant stock options under the Plan and/or issue Common Stock under the Plan as to which such authority has not been obtained.


4. Stock Options. Options will be granted under the Plan period as determined by the Board with no commitment annually or otherwise. Each non-employee director who is a member of the Corporation's Board of Directors on the grant date shall be awarded stock options to purchase shares of Common Stock (the "Stock Options") under the following terms and conditions:

     (a) The time period during which any Stock Option is exercisable shall be ten (10) years after the date of grant.

     (b) If a director, who has received an award pursuant to the Plan, ceases to be a member of the Board of Directors for any reason, then the director may exercise the Stock Option not more than three (3) months after such cessation to the extent that the Stock Option would then be and remains exercisable. Notwithstanding the foregoing, a director who has received an award pursuant to the Plan and who ceases to be a member of the Board of Directors, but who otherwise continues to be employed by, or serves in any paid capacity for, the Corporation may exercise the Stock Option not more than three (3) months after the cessation of his or her employment or paid service with the Corporation to the extent that the Stock Option would then be and remains exercisable. If a director, who has received an award pursuant to the Plan dies, the director's qualified personal representative, or any person who acquires a Stock Option pursuant to the director's Will or the laws of descent and distribution, may exercise such Stock Option during its remaining term for a period of not more than twelve
          (12) months after the director's death to the extent that the Stock Option would then be and remains exercisable.

     (c) The purchase price of a share of Common Stock subject to a Stock Option shall be the fair market value of the Common Stock on the date of grant, as determined under Section 6 thereof.


     (d) The Stock Option shall be made by a written agreement in accordance with the terms of this Plan, and pursuant to additional terms as may be determined by the Committee (as such term is defined in Section 12 hereof) (the "Stock Options Agreement").


5. Exercise. Except as otherwise provided in the Plan, a Stock Option may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his designee, identifying the Stock Option being exercised, the number of shares of Common Stock with respect thereto, and other information pertinent to the exercise of the Stock Option. The purchase price of the shares of Common Stock with respect to which a Stock Option is exercised shall be paid with the written notice of exercise, either in cash or in Common Stock, including Common Stock issuable hereunder, at its then current fair market value, or any combination of cash or Common Stock. Funds received by the Corporation from the exercise of any Stock Option shall be used for its general corporate purposes. The number of shares of Common Stock subject to a Stock Option shall be reduced by the number of shares of Common Stock with respect to which the director has exercised rights under the related Stock Option Agreement.

     If the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidations or otherwise, as a result of which the Corporation's shareholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all outstanding Stock Options shall immediately become exercisable until the consummation of such transaction, or if not consummated, until the agreement therefor expires or its terminated, in which case thereafter all Stock Options shall be treated as if the agreement never has been executed. If during any period of two (2) consecutive years, the individuals, who at the beginning of such period, constituted the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors (unless the election of each director of the Board of Directors, who was not a director of the Board of Directors at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) thereupon any and all outstanding Stock Options shall immediately become exercisable. If there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of any class of voting stock of the Corporation through the acquisition of, or an offer to acquire, such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board of Directors, thereupon any and all outstanding Stock Options shall immediately become exercisable.

6. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined by (a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, and if not listed, then (b) the average of the dealer "bid" and "ask" prices thereof on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

7. Continued Relationship. Nothing in the Plan or in any Stock Option shall confer upon any director any right to continue his relationship with the Corporation as a director, or limit or affect any rights, powers or privileges that the Corporation or its shareholders may have with respect to the director's relationship with the Corporation.


8. General Restrictions. The Board of Directors may require, in its discretion, (a) the listing, registration or qualification of the Common Stock issuable pursuant to the Plan on any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an execution of an agreement by any director with respect to disposition of any Common Stock (including, without limitation, that at the time of the director's exercise of the Stock Option, any Common Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute the Common Stock). If the Board of Directors so requires, then Stock Options shall not be exercised, in whole or in part, unless such listing, registration, qualification, approval or agreement has been appropriately effected or obtained to the satisfaction of the Board of Directors and legal counsel for the Corporation. Notwithstanding anything to the contrary herein, a director shall not sell, transfer or otherwise dispose of any shares of Common Stock acquired pursuant to a Stock Option unless at least six (6) months have elapsed from the date the Stock Option was granted and, in any event, the transfer or disposition is made in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and as the same may be amended from time to time.


9. Rights. Except as otherwise provided in the Plan, a director shall have no rights as a holder of the Common Stock subject to a Stock Option unless and until one or more certificates for the shares of Common Stock are issued and delivered to the director. No Stock Option, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.


10. Adjustments. In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of Common Stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of Common Stock of the Corporation that was theretofore appropriated, or that thereafter may become subject to a Stock Option under the Plan, the number and kind of shares of Common Stock or other securities into which each outstanding share of the Common Stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each share shall be entitled, as the case may be. Each outstanding Stock Option shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

     If there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Corporation, or of any Common Stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board of Directors shall, in their sole discretion, determine that the change equitably requires an adjustment in any Stock Option that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with the determination.

     The grant of a Stock Option pursuant to the Plan shall not affect, in any way, the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     Fractional shares resulting from any adjustment in a Stock Option pursuant to this Section 10 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

11. Forfeiture. Notwithstanding anything to the contrary in this Plan, if an option holder is engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his relationship with the Corporation or its affiliates, or has disclosed trade secrets of the Corporation or its affiliates, the option holder shall forfeit all rights under and to all unexercised Stock Options and all exercised Stock Options for which the Corporation has not yet delivered certificates for shares of Common Stock, and all rights to receive Stock Options shall be automatically canceled.

12. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board of Directors or in a committee of two or more members of the Board of Directors, selected by the Board of Directors (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

13. Miscellaneous. Any reference in this Plan to a particular section or provision of law, rule or regulation shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, transactions under this Plan are intended to comply with all applicable conditions of the Rule and the regulations promulgated thereunder or any successor rule that may be promulgated by the Securities and Exchange Commission. To the extent any provision of this Plan fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law, subject to the provisions of Section 15, below. Where used in this Plan, the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural and the masculine shall include the feminine. The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

14. Transferability. Except as otherwise provided by the Board of Directors, Stock Options granted under the Plan are not transferable except as designated by the participant by will and the laws of descent and distribution.

15. Amendment. The Plan may be amended, suspended or terminated, without notice, by a majority vote of the Board of Directors of the Corporation.

16. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of American and any state or local authority having jurisdiction there over.

[PROXY CARD]

[Side 1]

                            LEESPORT FINANCIAL CORP.

     I/We hereby appoint Jenette L. Eck, with full power to appoint her substitute, and hereby authorize her to represent and to vote, as designated on the reverse side, all the shares of common stock of Leesport Financial Corp. ("Leesport") held of record by me/us on March 10, 2003, at the Annual Meeting of Shareholders to be held on April 22, 2003, or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS, FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION, FOR THE AMENDMENT OF THE INDEPENDENT DIRECTORS STOCK OPTION PLAN, FOR THE AMENDMENT OF THE EMPLOYEE STOCK INCENTIVE PLAN, AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. This proxy will be voted, in the discretion of the proxyholder, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     Please vote and sign on the other side

[Side 2]

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                    "FOR" THE FOLLOWING MATTERS AND PROPOSALS
                    -----------------------------------------

MATTER NO. 1:
ELECTION OF CLASS III DIRECTORS
TO SERVE UNTIL 2006

[ ]   FOR all nominees listed       [ ]   WITHHOLD AUTHORITY
      below (except as marked             to vote for all
      the contrary below)                 nominees listed below

      James H. Burton
      Andrew J. Kuzneski
      Frank C. Milewski
      Harry J. O'Neill, III

MATTER NO. 2:                   FOR       AGAINST       ABSTAIN
AMENDMENT OF                    [ ]       [ ]           [ ]
ARTICLES OF INCORPORATION
TO INCREASE THE
AUTHORIZED COMMON STOCK

MATTER NO. 3:                   FOR       AGAINST       ABSTAIN
APPROVAL TO AMEND THE LEESPORT  [ ]       [ ]           [ ]
FINANCIAL CORP. 1998 EMPLOYEE
STOCK INCENTIVE PLAN

MATTER NO. 4:                   FOR       AGAINST       ABSTAIN
APPROVAL TO AMEND THE           [ ]       [ ]           [ ]
LEESPORT FINANCIAL CORP.
DIRECTOR'S STOCK OPTION PLAN

MATTER NO. 5:                   FOR       AGAINST       ABSTAIN
RATIFICATION OF INDEPENDENT     [ ]       [ ]           [ ]
AUDITORS

                            The undersigned hereby acknowledges receipt of the Proxy Statement for the 2003 Annual Meeting, and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournment thereof.

Dated __________, 2003      ___________________________________
                                    Signature

(PLEASE SIGN, DATE AND RETURN
THIS PROXY IN THE ENCLOSED
ADDRESSED ENVELOPE)         ___________________________________
                            Signature if held jointly. Please sign exactly as your name appears on this proxy card.